UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of earliest event reported): December 9, 2005

Omega Protein Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-14003	76-0562134
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 St. James Place, Suite 550 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 623-0060

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 8.01 Other Events

Effective as of December 9, 2005, Omega Protein Corporation has relocated its Houston, Texas corporate headquarters to the following address:

2101 CityWest Boulevard

Building 3, Suite 500

Houston, Texas 77042

The Houston headquarters phone and fax numbers have remained unchanged:

Telephone: (713) 623-0060

Fax: (713) 940-6122

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Omega Protein Corporation

Dated: December 9, 2005.	/s/ John D. Held
John D. Held
Executive Vice President, General Counsel
and Secretary